June 16, 2022
Pioneer Multi-Asset Income Fund
Supplement to the Prospectus dated December 1, 2021
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Marco Pirondini, Senior Managing Director and
Head of Equities, US of Amundi US (lead portfolio
manager of the fund since 2011); Michele Garau,
Senior Vice President of Amundi US (portfolio
manager of the fund since 2011); Howard Weiss,
Senior Vice President and Director of Multi-Asset
Solutions, US of Amundi US (portfolio manager of
the fund since 2018); and Fergal Jackson, Vice
President of Amundi US (portfolio manager of the
fund since June 2022). Mr. Garau will retire in the
fourth quarter of 2022.

Management
The following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Portfolio management is the responsibility of Marco Pirondini, Michele Garau, Howard Weiss and Fergal Jackson. The portfolio managers may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
From 2004 until 2010, Mr. Pirondini was Global Chief Investment Officer of the predecessor of Amundi US, overseeing equity, fixed income, balanced, and quantitative portfolio management, and quantitative and fundamental research divisions. Mr. Pirondini, Senior Managing Director and Head of Equities, US, joined a predecessor organization to Amundi US in 1991, and he has served as a portfolio manager of the fund since 2011.

Mr. Garau, Senior Vice President and Portfolio Manager of Amundi US, has been based in Boston since August 2010. He was previously the Head of Balanced Portfolios at one of Amundi US’s affiliates and based in Dublin. He joined Amundi US in January 2003 and has been an investment professional since 1984. Mr. Garau has served as a portfolio manager of the fund since 2011. Mr. Garau will retire in the fourth quarter of 2022.
Mr. Weiss, Senior Vice President and Director of Multi-Asset Solutions, US of Amundi US, joined Amundi US in 2007 and served as an associate portfolio manager and large cap core equity analyst. From October 2010 until August 2011, Mr. Weiss was an analyst at Surveyor Capital Group, a wholly owned subsidiary of Citadel Investment Group, LLC. In September 2011, he rejoined Amundi US as an associate portfolio manager. Mr. Weiss has served as a portfolio manager of the fund since 2018.
Mr. Jackson, Vice President and Portfolio Manager of Amundi US, joined Amundi US in 2008 and focuses on the management of the Global Equity strategies. Mr. Jackson has served as a portfolio manager of the fund since June 2022.
32030-00-0622
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC